GARDNER LEWIS INVESTMENT TRUST
The Chesapeake Core Growth Fund (CHCGX)

Supplement dated March 18, 2016
To the Prospectus dated March 1, 2016

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On March 7, 2016, the Board of Trustees (the “Board”) of the Gardner Lewis Investment Trust (the “Trust”) voted to approve a series of proposals pertaining to the Chesapeake Core Growth Fund (the “Fund”) and put forth by Gardner Lewis Asset Management, L.P. (the “Adviser”), the investment adviser to the Fund.  The proposals are designed to modernize the Fund’s operations and to meet certain specific regulatory requirements pertaining to election of Trustees on the Board.  The proposals include the approval of (1) an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as series of the Chesapeake Investment Trust, a newly established Delaware Statutory Trust; (2) revisions to the Funds’ fundamental investment restrictions; and (3) election of Trustees.  Federal and state laws governing mutual fund structures have changed since the time the Trust and the Fund were originally created. The Adviser determined that the Fund may recognize some benefits and efficiencies by making some changes.  The Adviser has expressed the view, and the Board concurred, that reorganizing the Fund into a Delaware statutory trust would be a more efficient and flexible organizational structure in which to operate the Funds.  The proposed reorganization into a Delaware statutory trust is expected to qualify as tax-free reorganizations, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.   Additionally, each of the Funds is required to have certain investment restrictions that are “fundamental” – that is, they cannot be changed without shareholder approval. Many of the Fund’s current fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer required. These restrictions would be eliminated and/or modernize to allow the Fund to operate more efficiently. Finally, the Board of Trustees approved a slate of three Trustees who have been appointed to the Board and now need to be elected by shareholders.

Please note, however, these changes will not result in any change in the investment objective, principal investment strategies, investment adviser, or portfolio managers of the Fund.

The proposals noted above will be submitted for approval by the Fund’s shareholders of record as of March 30, 2016 at a meeting anticipated to be held on or about May 25, 2016.  If approved, the reorganization and other changes contained in the proposals would become effective in late May 2016. Proxy materials with respect to the proposed reorganization and proposed fundamental investment restriction revisions will be sent out to shareholders in April 2016. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Funds may avoid any future solicitations.

You should also note that, concurrently with the solicitation of shareholders described above, another mutual fund within the Trust is receiving a proxy for its shareholders to consider similar proposals to those described in this Supplement.  Additionally, shareholders of that other mutual fund are being asked to consider a proposal pursuant to which it would be merged into the Fund.  If that merger proposal is approved by shareholders of that other mutual fund, the Board has approved a change in the name of the Fund to the “Chesapeake Growth Fund.”  As noted above, the changes described in this Supplement are not going to result in any change in the investment objective, principal investment strategies, investment adviser, of portfolio managers of the Fund.  The merger proposal will not result in any such change either.  The Adviser has, however, expressed the view that the Fund’s new name is more reflective of the style of investment followed by the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE